SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of May 18, 2016 (this “Amendment”) is made among CONN’S, INC., a Delaware corporation (the “Parent”), CONN APPLIANCES, INC., a Texas corporation (“CAI”), CONN CREDIT I, LP, a Texas limited partnership (“CCI”), CONN CREDIT CORPORATION, INC., a Texas corporation (“CCCI”, together with CAI and CCI, individually, a “Borrower” and collectively, the “Borrowers”), the banks and other financial institutions identified as “Lenders” on the signature pages hereof (the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (“Agent”).
Background
A.    Parent, Borrowers, Agent and Lenders have entered into a Third Amended and Restated Loan and Security Agreement, dated as of October 30, 2015 (as amended, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement.
B.    Agent and Lenders have agreed to amend certain terms of the Loan Agreement subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Parent, Borrowers, Agent and Lenders hereto hereby agree as follows:
Agreement
1.Amendments to the Loan Agreement.
(a)    New Definitions. Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order as follows:
ABS Contract Balance: as of any date of determination, the Gross Contract Payments (less all unearned interest, fees and charges) as determined with respect to each Securitization Subsidiary.
ABS Contract Book Value: as of any date of determination with respect to each Securitization Subsidiary, the ABS Contract Balance minus the loss reserve (as required to be maintained under GAAP) for such Securitization Subsidiary.
ABS Gross Residual Interest: as of any date of determination with respect to each Securitization Subsidiary, the ABS Contract Balance of such Securitization Subsidiary, minus outstanding indebtedness of the applicable

Securitization Subsidiary, plus ABS Qualified Cash of such Securitization Subsidiary.
ABS Net Book Value: as of any date of determination with respect to each Securitization Subsidiary, the total assets of such Securitization Subsidiary minus the total liabilities of such Securitization Subsidiary, all as determined under GAAP.
Availability Block: $15,000,000; provided that such amount shall be reduced to $10,000,000 upon the satisfaction of each of the following conditions: (i) the financial statements and Compliance Certificate delivered by Parent to Agent pursuant to Section 10.1.2 for the month ending July 31, 2017 reflect that Parent has achieved an Interest Coverage Ratio of equal to or greater than 1.25:1.00, and (ii) no Default or Event of Default exists at the time of such reduction; provided, further, that such amount shall be reduced to $0 upon satisfaction of each of the following conditions: (1) Borrowers have requested that the Availability Block be reduced to $0 which request may only be made immediately after the financial statements and Compliance Certificate delivered by Parent to Agent pursuant to Section 10.1.2 for two consecutive fiscal quarters reflect that Parent has achieved a minimum Interest Coverage Ratio of at least 2.00:1.00, and (2) no Default or Event of Default exists at the time of such reduction.
(b)    Applicable Margin. The definition of “Applicable Margin” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
Applicable Margin: the margin set forth in the chart below, as determined by the Average Quarterly Availability Percentage for the most recently ended Fiscal Quarter:

Level	Average Quarterly Availability Percentage	Base Rate Revolver Loans	LIBOR Revolver Loans
I	Greater than 66%	1.75%	2.75%
II	Less than or equal to 66% but greater than 33%	2.00%	3.00%
III	Less than or equal to 33%	2.25%	3.25%

The margins shall be subject to increase or decrease on the first day of the calendar month following Agent’s determination of the Average Quarterly Availability Percentage. If any Borrowing Base Report has not been received on the due dates thereof, then the margins shall be determined as if Level III were applicable, from such day until the first day of the calendar month following actual receipt and determination of the Average Quarterly Availability Percentage by Agent.
(c)    Borrowing Base. The definitions of “Borrowing Base”, “CAI Borrowing Base”, and “CCI Borrowing Base” as set forth in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and the following are substituted therefor:
Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the aggregate amount of Revolver Commitments; or (b) (i) the sum of the CCI Borrowing Base, plus the CAI Borrowing Base, minus the Availability Block (without duplication).
CAI Borrowing Base: the sum of the Credit Card Account Formula Amount, plus the Inventory Formula Amount, minus any CAI Availability Reserve, minus any portion of the Availability Block applicable to CAI as determined by Agent in its discretion (without duplication).
CCI Borrowing Base: the sum of the Contract Advance Rate Amount, minus any CCI Availability Reserve, minus any portion of the Availability Block applicable to CCI as determined by Agent in its discretion (without duplication).
(d)    EBITDA. The definition of “EBITDA” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
EBITDA: for any period of measurement, determined on a consolidated basis for Parent and its Subsidiaries derived from financial statements prepared in accordance with GAAP, net income, calculated before (i) Interest Expense, (ii) provision for income taxes, (iii) depreciation and amortization expense, (iv) stock based compensation, (v) gains or losses arising from the sale of capital assets, (vi) any extraordinary gains or losses (in each case, to the extent included in determining net income), (vii) non-cash non-recurring losses or expenses (in excess of non-recurring gains) not to exceed 15% of EBITDA for the then ending 4 Fiscal Quarters (as determined prior to giving effect to this clause (vii) and after deducting any amounts added to the calculation of EBITDA under this clause (vii) for the prior 3 Fiscal Quarters) and reduced on a Fiscal Quarter basis or such other determination date by an amount equal to (if a positive result) the sum of the EBITDA Loss Reserve measured as of the end of any Fiscal Quarter or such other determination date, minus Parent and its Subsidiaries’ recorded loss reserve measured as of the end of the same Fiscal Quarter or such other determination date, (viii) any increases in loss reserve resulting solely from a Borrower’s repurchase of Contracts subject to a Permitted ABS Transaction occurring after such Permitted ABS Transaction has been deconsolidated from the Parent and its Subsidiaries financial statements prepared in accordance with GAAP; and (ix) any gain or loss from the Ordinary Course of Business sale of residual interests of cash flows subject to a Permitted ABS Transaction and provided, that the sum of the proceeds (before offering expenses) received under this clause (ix) plus the proceeds (before offering expenses) received from the applicable Permitted ABS Transaction shall at no time be less than 75% of the ABS Contract Balance of the applicable Permitted ABS Transaction on the closing date thereof.
(e)    Interest Coverage Ratio. The definition of “Interest Coverage Ratio” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
Interest Coverage Ratio: the ratio, determined as of the end of any Fiscal Quarter on a consolidated basis for Parent and its Subsidiaries (including EBITDA and Interest Expense under the Existing Securitization Facility and any other Permitted ABS Transactions whether or not consolidated in Parent’s financial statements), of (a) EBITDA to (b) Interest Expense.
(f)    Permitted Distributions. The definition of “Permitted Distributions” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
Permitted Distribution: (a) Distributions declared and made by Parent or any of its Subsidiaries solely for the purpose of making, or permitting Parent to make, payments on account of obligations owed under any HY Notes which payments are permitted to be made under Section 10.2.8(c), and (b) other Distributions declared and made by Parent or any Borrower which are approved by Parent’s board of directors, so long as immediately before and after giving effect thereto, (i) no Event of Default exists, (ii) the sum of (w) Qualified Cash, plus (x) Availability is greater than the greater of (A) 33% of the sum of (y) Qualified Cash, plus (z) the Borrowing Base and (B) $175,000,000 and (iii) financial statements and Compliance Certificates delivered by Parent to Agent pursuant to Section 10.1.2 reflect that Parent has achieved an Interest Coverage Ratio of greater than 2.50:1.00 for two consecutive Fiscal Quarters.
(g)    Financial and Other Information. Section 10.1.2 of the Loan Agreement is hereby amended by amending and restating clauses (j) and (k) and adding clause (l) thereto as follows:
(j)    evidence as to Borrowers' compliance with Consumer Finance Laws as reasonably requested by Agent from time to time, including opinions of counsel regarding any changes in Contracts, Credit and Collection Guidelines or business practices;
(k)    together with each Compliance Certificate delivered pursuant to Section 10.1.2(d), a report of ABS Contract Balance, ABS Contract Book

Value, ABS Gross Residual Interest and ABS Net Book Value with respect to each Securitization Subsidiary measured as of the end of each Fiscal Quarter of Parent; and
(l)    such other reports and information (financial or otherwise) as Agent may reasonably request (at its reasonable discretion or at the reasonable request of any Lender) from time to time in connection with any Collateral or the financial condition or business of Parent, any Borrower or any of their respective Subsidiaries.
(h)    Minimum Interest Coverage Ratio. Section 10.3.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
10.3.1 Minimum Interest Coverage Ratio. Commencing with the Fiscal Quarter ending April 30, 2016, maintain an Interest Coverage Ratio at least the ratio set forth below for each Fiscal Quarter, measured on a quarterly basis as of the last day of each Fiscal Quarter:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
April 30, 2016	Not Tested
July 31, 2016	1.00:1.00
October 31, 2016	1.00:1.00
January 31, 2017	1.00:1.00
April 30, 2017	1.00:1.00
July 31, 2017	1.25:1.00
October 31, 2017	1.25:1.00
January 31, 2018	1.25:1.00
April 30, 2018	1.25:1.00
July 31, 2018	1.25:1.00
October 31, 2018	1.25:1.00

Notwithstanding the above, once the Availability Block is reduced to $0, the minimum Interest Coverage Ratio requirement for the Fiscal Quarter in which such reduction occurs and for all Fiscal Quarters thereafter shall be 2.00:1.00.
2.    Representations and Warranties; No Default. Each of the Parent and the Borrowers, hereby represents and warrants as of the effectiveness of this Amendment that:
(i)    no Default or Event of Default exists; and
(ii)    its representations and warranties set forth in Section 9 of the Loan Agreement (as amended hereby) are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).

3.    Effectiveness. This Amendment (and the consents and waivers set forth herein) shall become effective, as of the date first set forth above upon receipt by the Agent of:
(a)    Executed counterparts hereof from Parent, the Borrowers and each of the Required Lenders;
(b)    A reaffirmation of its obligations under the Guaranty, duly executed by each Guarantor; and
(c)    An executed fee letter in form and substance satisfactory to Agent.
4.    Binding Effect; Ratification
(a)    Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Parent, Borrowers and Lenders and their respective successors and assigns.
(b)    On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.
(c)    Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
5.    Miscellaneous. (i) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT OR ANY LOAN DOCUMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
(b)    All reasonable costs and expenses incurred by the Agent in connection with this Amendment (including reasonable attorneys’ costs) shall be paid by the Borrowers.
(c)    Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(d)    This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
PARENT:

CONN’S, INC.,
a Delaware corporation

By: /s/ Thomas R. Moran
Name:    Thomas R. Moran

Title:	Executive Vice President, Chief Financial Officer

BORROWERS:

CONN APPLIANCES, INC.,
a Texas corporation

By: /s/ Thomas R. Moran
Name:    Thomas R. Moran

Title:	Executive Vice President, Chief Financial Officer

CONN CREDIT I, LP,
a Texas limited partnership

By:    Conn Credit Corporation, Inc.,
a Texas corporation,
its sole general partner

By: /s/ Thomas R. Moran
Name:    Thomas R. Moran

Title:	Executive Vice President, Chief Financial Officer

CONN CREDIT CORPORATION, INC.,
a Texas corporation

By: /s/ Thomas R. Moran
Name:    Thomas R. Moran

Title:	Executive Vice President, Chief Financial Officer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and a Lender

By: /s/ Carlos Gil
Name: Carlos Gil
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Jennifer Heard
Name:     Jennifer Heard
Title: Authorized Officer

REGIONS BANK,
as a Lender

By: /s/ Evie Krimm
Name: Evie Krimm
Title: Vice President

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Nadia Mitevska
Name: Nadia Mitevska
Title: Vice President

COMPASS BANK,
as a Lender

By: Michael Sheff
Name: Michael Sheff
Title: Senior Vice President

ZB, N.A. dba Amegy Bank,
as a Lender

By: Mark L. Wayne
Name: Mark L. Wayne
Title: SVP

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Daniel McCarthy
Name:     Daniel McCarthy
Title: VP

SYNOVUS BANK,
as a Lender

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Director

MB FINANCIAL BANK, N.A.,
as a Lender

By: /s/ Pavo Hrkac
Name: Pavo Hrkac
Title: AVP

CATHAY BANK,
as a Lender

By: /s/ Humberto Campos
Name: Humberto Campos
Title: Vice President

CITY NATIONAL BANK,
as a Lender

By: /s/ David Knoblauch
Name:     David Knoblauch
Title: SVP